SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                 August 14, 2002
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              (Date of Report (Date of Earliest Event Reported))

                              LA-Z-BOY INCORPORATED
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            (Exact name of registrant as specified in its charter)

            MICHIGAN                                  38-0751137
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    (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Identification No.)

 1284 North Telegraph Road, Monroe, Michigan               48162-3390
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  (Address of principal executive offices)                 (Zip Code)

 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (734) 241-4414
                                                    --------------

                                      None
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     Former name, former address and former fiscal year, if changed since last report.

Item 9: Statements Under Oath of Principal Executive Officer and Principal
            Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


    Statement Under Oath of Principal Executive Officer and Principal Financial
           Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, David M. Risley, Senior Vice President and Chief Financial Officer, state and attest that:

     1) To the best of my knowledge, based upon a review of the covered reports of La-Z-Boy Incorporated, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2) I have reviewed the contents of this statement with the Company's audit committee.

     3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o La-Z-Boy Incorporated Annual Report to the Securities & Exchange Commission on Form 10-K for the year ended April 27, 2002 Commission File No. 1-9656 (filed June 24, 2002).

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of La-Z-Boy Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o  any amendments to any of the foregoing.


Signature: /s/ David M. Risley             Subscribed and sworn to
           -------------------             before me this 14th day of
Name:    David M. Risley                   August 2002.
         Senior Vice President and
         Chief Financial Officer
Date:    August 14, 2002                   /s/ Kathleen S. Stiefel
                                           -----------------------
                                           Notary Public

                                           Kathleen S. Stiefel
                                           Notary Public Monroe County, Michigan

                                           My commission expires
                                           May 17, 2005

Statement Under Oath of Principal Executive Officer and Principal Financial
      Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Gerald L. Kiser, President and Chief Executive Officer, state and attest that:

     1) To the best of my knowledge, based upon a review of the covered reports of La-Z-Boy Incorporated, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2) I have reviewed the contents of this statement with the Company's audit committee.

     3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o La-Z-Boy Incorporated Annual Report to the Securities & Exchange Commission on Form 10-K for the year ended April 27, 2002 Commission File No. 1-9656 (filed June 24, 2002).

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of La-Z-Boy Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o  any amendments to any of the foregoing.


Signature: /s/ Gerald L. Kiser             Subscribed and sworn to
           -------------------             before me this 14th day of
Name:    Gerald L. Kiser                   August 2002.
         President and Chief
         Executive Officer
Date:    August 14, 2002                   /s/ Kathleen S. Stiefel
                                           ------------------------
                                           Notary Public

                                           Kathleen S. Stiefel
                                           Notary Public Monroe County, Michigan

                                           My commission expires
                                           May 17, 2005

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               LA-Z-BOY INCORPORATED
                                               ---------------------
                                                     (Registrant)


Date   August 14, 2002                         /s/ Louis M. Riccio, Jr.
                                               ------------------------
                                               Louis M. Riccio, Jr.
                                               Chief Accounting Officer